UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2006

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2006, the Board of Directors of Lexmark International, Inc. (the “Company”), upon recommendation of the Corporate Governance and Public Policy Committee, approved an amendment to Article II, Section 2.03 of the Company’s By-Laws to adopt a majority vote standard for the election of directors in uncontested elections. The new majority vote standard provides that to be elected, in an uncontested election, a director nominee must receive a majority of the votes cast such that the number of shares voted “for” the nominee must exceed 50% of the votes cast with respect to that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.

In addition, if a nominee who already serves as a director is not elected, the director shall offer to tender his or her resignation to the Board of Directors. The Corporate Governance and Public Policy Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the recommendation of the Corporate Governance and Public Policy Committee or in the Board’s decision. If the failure of a nominee to be elected at the annual meeting results in a vacancy on the Board, that vacancy can be filled by action of the Board.

The amendment to the By-Laws became effective on December 20, 2006 and is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

The Company’s press release announcing the adoption of a majority vote standard for director elections is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

  Exhibit No.  Description of Exhibit

3.1        Amendment No. 2 to Company By-Laws, as Amended and Restated June 22,  2000.
99.1	Press Release issued by Lexmark International, Inc., dated December 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXMARK INTERNATIONAL, INC.
(Registrant)

	By:	/s/ John W. Gamble, Jr.
John W. Gamble, Jr.
Executive Vice President and Chief Financial Officer

Date: December 20, 2006

EXHIBIT INDEX

Exhibit No.    Description of Exhibit

3.1          Amendment No. 2 to Company By-Laws, as Amended and Restated June 22,  2000.
99.1        Press Release issued by Lexmark International, Inc., dated December 20, 2006.